                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



                                  June 14, 2000
                Date of Report (Date of earliest event reported)


                            MCK COMMUNICATIONS, INC.
             (Exact name of Registrant as specified in its charter)



       DELAWARE                        0-27703                 06-15555163
(State of incorporation)       (Commission file number      (I.R.S. Employer)
                                 Identification No.)


                               117 KENDRICK STREET
                                NEEDHAM, MA 02494
          (Address of principal executive offices, including zip code)


                                 (617) 454-6100
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)

ITEM 2.

     On June 28, 2000, MCK Communications, Inc. ("MCK" or the "Company") filed a Form 8-K to report its acquisition of DTI Holdings, Inc. ("DTIH") through a merger of a wholly-owned subsidiary of MCK with and into DTIH. Pursuant to Item 7 of Form 8-K, MCK indicated that it would file certain financial information no later than the date required by Item 7 of Form 8-K. This Amendment is being filed to provide such financial information.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

     See exhibit 20.1 for the audited consolidated financial statements of DTI Holdings, Inc., as of and for the year and three months ended December 31, 1999 and 1998, respectively.

     See exhibit 20.2 for the audited financial statements of Digital Techniques, Inc., as of and for the nine months ended September 30, 1998.

     See exhibit 20.3 for the unaudited consolidated financial statements of DTI Holdings, Inc., as of and for the three months ended March 31, 2000.


(b) UNAUDITED PRO-FORMA CONDENSED COMBINED FINANCIAL INFORMATION

     The following unaudited pro-forma condensed combined financial statements give effect to the acquisition of DTIH by MCK which occurred on June 14, 2000. The acquisition of DTIH was accounted as a purchase in accordance with APB Opinion No. 16 and related interpretations.

     The unaudited pro-forma condensed combined balance sheet has been prepared to reflect the acquisition of DTIH as if it occurred on April 30, 2000. The unaudited pro-forma condensed combined statement of operations reflect the results of operations of MCK for the year ended April 30, 2000 and the results of operations of DTIH for the year ended March 31, 2000.

     The unaudited pro-forma condensed combined financial statements are presented for illustrative purposes only and are not necessarily indicative of the combined financial position or results of operations in future periods or the results that actually would have been realized had MCK and DTIH been a combined company during the specified period. In the opinion of management, all adjustments necessary to present fairly such pro-forma financial information have been made to the condensed combined financial statements and are reflected in the accompanying notes. The unaudited pro-forma condensed combined financial statements, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with the historical consolidated financial statements and the related notes thereto of MCK included in its annual report on Form 10-K for the year ended April 30, 2000 as filed with the SEC and the audited consolidated financial statements of DTI Holdings, Inc. and Digital Techniques, Inc. included in this filing.

                    MCK COMMUNICATIONS, INC. AND SUBSIDIARIES
              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                                 APRIL 30, 2000
                                 (In thousands)



                                                                            PRO FORMA
                                               MCK              DTIH       ADJUSTMENTS    COMBINED
                                               ---              ----       -----------    --------
ASSETS

Current assets:
 Cash and cash equivalents                    $ 55,844          $  553      $(11,500)a    $ 44,897
 Short-term investments                         19,879              --            --        19,879
 Accounts receivable, net                        5,018           1,061            --         6,079
 Inventory, net                                  2,498             900            --         3,398
 Prepaid expenses and other current assets       1,297              26            --         1,323
                                              --------          ------      --------      --------
       Total current assets                     84,536           2,540       (11,500)       75,576

Property and equipment, net                      2,306             260            --         2,566
Goodwill, intangibles and other assets             352           2,620        21,610 b      24,582
                                              --------          ------      --------      --------
       Total assets                           $ 87,194          $5,420      $ 10,110      $102,724
                                              ========          ======      ========      ========


LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
 Accounts payable                                4,782             729            --         5,511
 Accrued liabilities                               328             318            --           646
 Accrued compensation                              621             213            --           834
 Taxes payable                                     413             222            --           635
 Short -term debt                                   --             380            --           380
 Deferred revenue                                   71              --            --            71
 Accrued merger expenses                            --              --           400 c         400
                                              --------          ------      --------      --------
       Total current liabilities                 6,215           1,862           400         8,477
                                              --------          ------      --------      --------
 Deferred taxes                                     33              --            --            33
 Long-term debt, net of current portion             --             768            --           768

Shareholders' equity:
 Common stock                                       19           1,000        (1,000)d          19
 Additional paid-in capital                    115,802           6,417         6,083 e     128,302
 Accumulated deficit                           (29,213)         (4,627)        4,627 f     (29,213)
 Deferred stock-based compensation              (4,624)             --            --        (4,624)
 Accumulated other comprehensive loss             (345)             --            --          (345)
 Notes receivable from officer                    (693)             --            --          (693)
                                              --------          ------      --------      --------
       Total shareholders' equity               80,946           2,790         9,710        93,446
                                              --------          ------      --------      --------
       Total liabilities and shareholders'
         equity                               $ 87,194          $5,420      $ 10,110      $102,724
                                              ========          ======      ========      ========



             See accompanying notes to unaudited pro forma condensed
                         combined financial statements.

                   MCK COMMUNICATIONS, INC. AND SUBSIDIARIES
        UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS
                       FOR THE YEAR ENDED APRIL 30, 2000
                     (In thousands, except per share data)




                                                                            PRO FORMA
                                               MCK              DTIH       ADJUSTMENTS     COMBINED
                                               ---              ----       -----------     --------

Revenues                                   $    25,082        $12,367         $   --     $   37,449
Cost of goods sold                               9,455          5,351             --         14,806
                                           -----------        -------         ------     ----------
Gross profit                                    15,627          7,016             --         22,643
Operating expenses:
 Research and development                        4,876          1,242             --          6,118
 Sales and marketing                             7,817          1,576             --          9,393
 General and administrative                      2,475          1,275             --          3,750
 Stock based compensation                        4,645          4,412             --          9,057
 Amortization of goodwill                           --             --          5,110 g        5,110
                                           -----------        -------         ------     ----------
       Total operating expenses                 19,813          8,505          5,110         33,428
                                           -----------        -------         ------     ----------
Loss from operations                             4,186          1,489          5,110         10,785
Other (income) expense, net                       (758)            86            690 h           18
                                           -----------        -------         ------     ----------
Loss before provision for income taxes
  and dividends on redeemable preferred
  stock of subsidiary                            3,428          1,575          5,800         10,803
Income tax provision                               100            109             --            209
Dividends on redeemable preferred stock
  of subsidiary                                     97             --             --             97
                                           -----------        -------         ------     ----------
Net loss                                         3,625          1,684          5,800         11,109
Dividends on redeemable preferred stock          1,285             --             --          1,285
                                           -----------        -------         ------     ----------
Loss available to common shareholders      $     4,910        $ 1,684         $5,800     $   12,394
                                           ===========        =======         ======     ==========

Basic and diluted net loss per common
  share                                    $     (0.44)                                  $    (1.08)
                                           ===========                                   ==========

Shares used in computing basic and
  diluted net loss per common share         11,144,565                                   11,509,166
                                           ===========                                   ==========




             See accompanying notes to unaudited pro forma condensed
                         combined financial statements.

                    MCK COMMUNICATIONS, INC. AND SUBSIDIARIES
                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                          COMBINED FINANCIAL STATEMENTS



1. BASIS OF PRESENTATION

     Pursuant to an Agreement and Plan of Merger, MCK Communications, Inc. ("MCK" or the "Company") on June 14, 2000 paid $11.5 million in cash and issued 364,601 shares of its common stock in exchange for all of the issued and outstanding shares of DTI Holdings, Inc. ("DTIH"). MCK also exchanged all issued and outstanding stock options of DTIH for fully vested options to purchase 101,916 shares of MCK's common stock. The acquisition has been accounted for as a purchase in accordance with APB No. 16 and related interpretations. The pro-forma condensed combined statement of operations presents the effect of this acquisition as though it had occurred on May 1, 1999, the beginning of MCK's most recently completed fiscal year. For purposes of preparing the pro-forma condensed combined statement of operations, the results of DTIH's operations for the twelve months ended March 31, 2000 were combined with the results of MCK's operations for the fiscal year ended April 30, 2000. The pro-forma condensed combined balance sheet reflects the acquisition as though it had occurred on April 30, 2000.

2. PRO FORMA ADJUSTMENTS

     Pro forma adjustments to the April 30, 2000 unaudited pro-forma condensed combined balance sheet have been prepared to reflect the purchase of DTIH and includes the following adjustments necessary for fair presentation:

a)   Reflects cash used in purchase of DTIH.

b) Reflects goodwill and related intangibles from the transaction. Goodwill and intangibles are amortized on a straight-line basis over the useful life of the asset which ranges between four and five years.

c) Reflects accrued deal costs including financial advisory fees, attorney fees, accountant fees, and other related charges.

d)   Reflects the elimination of DTIH's common stock.

e) Reflects the issuance of 364,601 shares of common stock for $12.5 million and the elimination of DTIH's paid in capital of $6.4 million.

f)   Reflects the elimination of DTIH's accumulated deficit.

     Pro forma adjustments to the unaudited pro-forma condensed combined statement of operations for the year ended April 30, 2000 have been prepared to reflect the purchase of DTIH as though it had occurred on May 1, 1999 and include the following adjustments necessary for the fair presentation:

g) Reflects the amortization of goodwill and related intangibles on a straight line basis.

h) Reflects interest income on $11.5 million paid to DTIH shareholders in the acquisition at an annual rate of 6 percent. MCK would not have earned this income had the deal been completed on May 1, 1999.

     While not reflected in the pro-forma condensed combined statement of operations for the year ended April 30, 2000, the Company wrote off $694,000 of in-process research and development expenses related to DTIH during the quarter ended July 31, 2000.

3. PRO-FORMA LOSS PER COMMON SHARE

     The unaudited pro-forma condensed combined basic net loss per share, was calculated using a denominator equal to the sum of the historical weighted average outstanding shares of MCK for the fiscal year ended April 30, 2000 and the number of shares issued in connection with the acquisition of DTIH (364,601).

4. CONFORMING AND RECLASSIFICATION ADJUSTMENTS

     There were no adjustments required to conform the accounting policies of DTIH. There were no intercompany transactions in the periods presented.

(c)  EXHIBITS

     The following exhibits are filed herewith:

20.1 DTI Holdings, Inc. audited consolidated financial statements for the year ended December 31, 1999 and the three months ended December 31, 1998.

20.2 Digital Techniques, Inc. audited financial statements for the nine months ended September 30, 1998.

20.3 DTI Holdings,Inc. unaudited consolidated financial statements for the three months ended March 31, 2000.


23.1 Consent of KPMG LLP, Independent Auditors.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MCK COMMUNICATIONS, INC.

                                       /s/ Paul K. Zurlo

Date: August 28, 2000                  By: Paul K. Zurlo

                                       Chief Financial Officer